                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     Of The Securities Exchange Act of 1934



Date of Report (date of earliest event reported):      August 27, 1998
                                                   -----------------------




                              WESTWOOD CORPORATION
             (Exact name of registrant as specified in its charter)


           Nevada                    0-19381            87-0430944
------------------------------     -----------     ------------------
(State or other jurisdiction       (Commission      (I.R.S. Employer
      of incorporation)            File Number)    Identification No.)


5314 South Yale Avenue, Suite 1100, Tulsa, Oklahoma         74135
--------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:      918/524-0002

                              WESTWOOD CORPORATION

                                 CURRENT REPORT

                                    FORM 8-K


ITEM 5.   OTHER MATTERS.
          -------------

          The Board of Directors of the Company announced today that the Company's regular quarterly dividend of $.01 per share, which is normally paid in September of each year, shall be suspended. As noted in prior Reports, the Company has particularly concentrated efforts and operating capital on MCII Electric Company, the Company's subsidiary in Dallas, Texas, to enhance production and compliance with government contracts calling for the manufacture of mobile electric generators. The Directors believe that the continuing need for operating capital at MCII and enhancement of MCII's production facilities is a better corporate expenditure than the payment of a cash dividend to shareholders at this time. It is not known at this time whether quarterly dividends for the third and fourth quarter of the current fiscal year will likewise be suspended or paid. Such decision will be made by the Directors in advance of the third and fourth quarters based on current capital needs of the Company then existing.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATED: August 27, 1998.       WESTWOOD CORPORATION


                              By: /s/ ERNEST H. McKEE
                                 ---------------------------------------------
                                  Ernest H. McKee, President